SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________

Date of report (date of earliest event reported):

June 18, 2003

LML PAYMENT SYSTEMS INC.

(Exact name of Registrant as specified in charter)
Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)	6099 (Primary Standard Industrial Classification Code)

1680-1140 West Pender Street

Vancouver, B.C. V6E 4G1

(Address of principal executive offices)

______________

(604) 689-4440

(Registrants telephone number, including area code)

______________

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 18, 2003 the Registrants wholly-owned subsidiary, LHTW Properties Inc., sold its retirement styled residential community located in Wildwood, Florida, known as Wildwood Estates, to Wildwood Villages LLC for gross cash consideration of U.S.$2,400,000 in an arms length transaction pursuant to a purchase and sale agreement dated April 1, 2003. There is no material relationship between the Registrant or any of its affiliates, directors or officers, or any associate of any such affiliate, director or officer, and the purchaser, Wildwood Villages LLC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information with respect to the disposition of the Wildwood Estates property will be filed by amendment to this report on Form 8K no later than 60 days from the date this report is due.

(c) Exhibits

Exhibit 2.1 Purchase and Sale Agreement between LHTW Properties Inc. and Tyler Allen dated April 1, 2003.

Exhibit 20.1 News release dated June 18, 2003 announcing the Registrants subsidiarys sale of the Wildwood Estates property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher

Carolyn Mosher

Corporate Secretary

Date: July 3, 2003